UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 15, 2009

Date of Report: (Date of earliest event reported)

OMEGA COMMERCIAL FINANCE CORPORATION
(Exact name of registrant as specified in charter)

Wyoming
(State or other Jurisdiction of Incorporation or Organization)

	200 South Biscayne Blvd Suite 4450 Miami, Florida 33131	83-0219465
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(305) 677-0306
(Registrant’s telephone
number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01 OTHER EVENTS

The Company has filed a series of press releases, which are attached.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1	Press Release filed February 11, 2009

Exhibit 99.2	Press Release filed February 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 24, 2009

Omega Commercial Finance Corporation

		By:	/s/ Jon S. Cummings IV
Jon S. Cummings IV
Chief Executive Officer/President